THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED
                      ----------
STATES  SECURITIES  AND  EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY
STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR
               ---                         ----------
SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

                                SECURED DEBENTURE

                         FALCON NATURAL GAS CORPORATION

                        5% SECURED CONVERTIBLE DEBENTURE
                                 APRIL 19, 2007

No.                                                                 US$1,000,000
    -------

     This  Secured  Debenture (the "Debenture") is issued on April 19, 2005 (the
                                    ---------
"Closing  Date")  by  Falcon  Natural Gas Corporation, a Nevada corporation (the
 -------------
"Company"),  to  Cornell  Capital  Partners,  LP  (together  with  its permitted
 -------
successors  and  assigns, the "Holder") pursuant to exemptions from registration
 ------                        ------
under  the  Securities  Act  of  1933,  as  amended.

                                   ARTICLE I.

     Section  1.01     PRINCIPAL  AND INTEREST.  For value received, the Company
                       -----------------------
hereby promises to pay to the order of the Holder on April 19, 2007 in lawful money of the United States of America and in immediately available funds the principal sum of One Million U.S. Dollars (US$1,000,000), together with interest on the unpaid principal of this Debenture at the rate of five percent (5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the second (2nd) year anniversary from the date hereof or (b) converted in accordance with Section 1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion.

     Section 1.02    OPTIONAL CONVERSION. The Holder is entitled, at its option,
                     -------------------
To convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of
                                                          -----------------
the  Company's  common stock, par value US$0.0001 per share ("Common Stock"), at
                                                              ------------
the price per share (the "Conversion Price") equal to Sixty Cents ($0.60). After
                          ----------------
the earlier to occur of a) the date the Registration Statement, filed pursuant to the Investor's Registration Rights Agreement dated the date hereof, is declared effective by the United States Securities and Exchange Commission or b) August 1, 2005 if the Closing Bid Price of the Company's Common Stock, as quoted by Bloomberg, LP, is less than Sixty Cents ($0.60) the Holder at its sole option can elect cash repayment of this Debenture by requiring the Company to make five
(5) payments of Two Hundred Thousand Dollars ($200,000) plus outstanding and accrued interest If there is an Event of Default pursuant to any of the documents and/or agreements, including this Debenture, executed in connection with this Debenture remains uncured for the time period prescribed in the relevant document the Conversion Price shall be Ten Cents ($0.10) (the "Default
                                                                         -------
Conversion  Price")  As  used herein, "Principal Market" shall mean The National
-----------------                      ----------------
Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price and/or the VWAP shall mean, the reported Closing Bid Price or the VWAP for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address
                              -----------------
as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion
 ----------------
Notice.

     At the Company's discretion, it may, upon written notification to the Holder, receipt of which is confirmed by the Holder, reject the conversions of the Holder for a period of five (5) trading days on a maximum of three (3) separate occasions during the life of this Debenture. Otherwise, there shall be no other restrictions on the Holder's ability to convert and sell any part of this Debenture. Notwithstanding the foregoing, in the event of default (as defined herein or the Investor Registration Rights Agreement of even date herewith), such limitation upon conversions shall not apply and the Holder shall be entitled to convert without limitation or restriction.

     Section  1.03     RESERVATION  OF  COMMON STOCK.  The Company shall reserve
                       -----------------------------
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty (30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

     Section  1.04     RIGHT OF REDEMPTION. The Company at its option shall have
                       -------------------
the right to redeem, with fifteen (15) business days advance written notice (the "Redemption Notice"), a portion or all outstanding convertible debenture. The
   ----------------
redemption price shall be one hundred twenty percent (120%) of the amount redeemed plus accrued interest.

     Section 1.05      REGISTRATION RIGHTS. The Company is obligated to register
                       -------------------
the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "Investor Registration Rights
                                                   -----------------------------
Agreement").

     Section 1.06     INTEREST PAYMENTS. The interest so payable will be paid
                      -----------------
at thetime of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

     Section 1.07    PAYING AGENT AND REGISTRAR. Initially, the Company will act
                     --------------------------
as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

     Section  1.08      SECURED NATURE OF DEBENTURE. This Debenture is secured
                        ---------------------------
by all of the assets and property of the Company as set forth on Exhibit A to the Security Agreement dated the date hereof between the Company and the Holder (the "Security Agreement"). As set forth in the Security Agreement, Holder's
       -------------------
security interest shall terminate upon the occurrence of an Expiration Event as defined in the Security Agreement.

                                   ARTICLE II.

     Section  2.01     AMENDMENTS  AND WAIVER OF DEFAULT.  The Debenture may not
                       ---------------------------------
be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

                                  ARTICLE III.

     Section  3.01     EVENTS  OF  DEFAULT.  An  Event  of Default is defined as
                       -------------------
follows:  (a) failure by the Company to pay amounts due hereunder within fifteen
(15) days of the date of maturity of this Debenture; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Securities Purchase Agreement; (c) failure by the Company's transfer agent to issue freely tradeable Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Securities Purchase Agreement or the Investor Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement dated the date hereof between the Company and Cornell Capital Partners, L.P. (the "Securities Purchase
                                                             -------------------
Agreement"),  convert  all  debentures  outstanding and accrued interest thereon
---------
into  shares  of  Common  Stock  pursuant  to  Section  1.02  herein.

     Section  3.02     FAILURE TO ISSUE UNRESTRICTED COMMON STOCK. As indicated
                       ---------------------------------------------
in Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                   ARTICLE IV.

     Section  4.01     RIGHTS AND TERMS OF CONVERSION.  This Debenture, in whole
                       ------------------------------
or in part, may be converted at any time following the Closing Date, into shares of Common Stock at a price equal to the Conversion Price as described in Section
1.02  above.

     Section  4.02      RE-ISSUANCE  OF  DEBENTURE.  When  the  Holder elects to
                        ------------------------
convert apart of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

     Section  4.03     TERMINATION  OF  CONVERSION  RIGHTS.  The  Holder's right
                       -----------------------------------
to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the second (2nd) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

                                   ARTICLE V.

     Section 5.01     ANTI-DILUTION.  In the event that the Company shall at any
                      -------------
time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

     Section  5.02      CONSENT  OF  HOLDER  TO SELL CAPITAL STOCK OR GRANT
                        ----------------------------------------------------
                        SECURITY INTERESTS.
                        -------------------

Except for the Standby Equity Distribution Agreement dated the date hereof between the Company and Cornell Capital Partners, LP, so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, or (iv) file any registration statement on Form S-8.

                                   ARTICLE VI.

     Section 6.01     NOTICE.  Notices regarding this Debenture shall be sent to
                      ------
the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:          Falcon Natural Gas Corp.
                                Westchase Center
                                2500 Citywest Blvd - Suite 300
                                Houston, TX 77019
                                Attention:  Massimiliano Pozzoni
                                Telephone:  (832) 476-8699
                                Facsimile:  (713) 456-2581

With a copy to:                 Kirkpatrick & Lockhart Nicholson Graham LLP
                                201 South Biscayne Boulevard - Suite 2000
                                Miami, FL  33131-2399
                                Attention:  Clayton E. Parker, Esq.
                                Telephone:  (305) 539-3300
                                Facsimile:  (305) 358-7095

If to the Holder:               Cornell Capital Partners, LP
                                101 Hudson Street, Suite 3700
                                Jersey City, NJ  07303
                                Telephone:  (201) 985-8300
                                Facsimile:  (201) 985-8266

With a copy to:                 David Gonzalez, Esq.
                                101 Hudson Street - Suite 3700
                                Jersey City, NJ 07302
                                Telephone:  (201) 985-8300
                                Facsimile:  (201) 985-8266

     Section  6.02     GOVERNING LAW.  This Debenture shall be deemed to be made
                       -------------
under and shall be construed in accordance with the laws of the State of Nevada without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to
                                                         ----- --- ----------
the  bringing  of  any  such  proceeding  in  such  jurisdictions.

     Section  6.03        SEVERABILITY. The invalidity of any of the provisions
                          ------------
Of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

     Section 6.04     ENTIRE AGREEMENT AND AMENDMENTS. This Debenture represents
                      -------------------------------
the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

     Section  6.05    COUNTERPARTS.  This Debenture may  be executed in multiple
                      ------------
multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

     IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                        FALCON  NATURAL  GAS  CORP.

                                        By:  /s/  Massimiliano  Pozzoni
                                            ----------------------------
                                        Name:  Massimiliano  Pozzoni
                                        Title:  Vice  President

                                   EXHIBIT "A"
                                   -----------
                              NOTICE OF CONVERSION
                              --------------------
        (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE DEBENTURE)

TO:

     The  undersigned  hereby  irrevocably  elects  to  convert  US$
                                                                    ------------
 of the principal amount of the above Debenture into Shares of Common Stock of Falcon Natural Gas Corporation, according to the conditions stated therein, as of the Conversion Date written below.

CONVERSION DATE:
                             -------------------------------------------
APPLICABLE CONVERSION PRICE:
                             -------------------------------------------
SIGNATURE:
                             -------------------------------------------
NAME:
                             -------------------------------------------
ADDRESS:
                             -------------------------------------------
AMOUNT TO BE CONVERTED:     US$
                             -------------------------------------------
AMOUNT OF DEBENTURE UNCONVERTED:     US$
                             -------------------------------------------
CONVERSION PRICE PER SHARE:     US$
                             -------------------------------------------
NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED:

PLEASE ISSUE THE SHARES OF COMMON STOCK IN THE FOLLOWING NAME AND TO THE FOLLOWING ADDRESS:
                             -------------------------------------------
ISSUE TO:
                             -------------------------------------------
AUTHORIZED SIGNATURE:
                             -------------------------------------------
NAME:
                             -------------------------------------------
TITLE:
                             -------------------------------------------
PHONE NUMBER:
                             -------------------------------------------
BROKER DTC PARTICIPANT CODE:
                             -------------------------------------------
ACCOUNT NUMBER:
                             -------------------------------------------